UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to §240.14a-12

Surge Global Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[   ]  Check box, if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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SURGE GLOBAL ENERGY, INC.

12220 El Camino Real, Suite 410
San Diego, California 92130
_______________

Notice of Annual Meeting of Stockholders
To Be Held on July 27, 2006
_______________

TO OUR STOCKHOLDERS:

Notice is hereby given that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Surge Global Energy, Inc., a Delaware corporation (the “'Company'”), will be held at the Doubletree Hotel Del Mar, located at 11915 El Camino Real, San Diego, California 92130 on Thursday, July 27, 2006 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect six directors of the Company to serve until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on June 12, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 12220 El Camino Real, Suite 410, San Diego, California 92130, for a period of ten days prior to the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the annual meeting.

Sincerely,
David Perez
Chairman of the Board and Chief Executive Officer

San Diego, California
May 1, 2006

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY
AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SURGE GLOBAL ENERGY, INC.
1220 El Camino Real, Suite 410
San Diego, California 92130
_______________________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2006
_______________________________

General

The enclosed proxy is solicited on behalf of the Board of Directors of Surge Global Energy, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, July 27, 2006 at 10:00 a.m., local time, and at any adjournment or postponement thereof. The Annual Meeting will be held at the Doubletree Hotel Del Mar, located at 11915 El Camino Real, San Diego, California 92130. These proxy solicitation materials will be mailed on or about June 16, 2006, to all stockholders entitled to vote at the Annual Meeting.

Questions and Answers

The following are some commonly asked questions raised by our stockholders and answers to each of those questions:

1.	What may I vote on at the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote upon the following matters: (1) the re-election of six directors to serve on the Company's Board of Directors until the 2007 Annual Meeting of Stockholders; (2) the ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP as independent accountants for the Company for the fiscal year ending December 31, 2006; and (3) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.    How does the Board recommend that I vote on the proposals?

The Board of Directors recommends a vote FOR each proposal.

3.    How do I vote?

Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the Annual Meeting.

4.    Can I revoke my proxy?

You have the right to revoke your proxy at any time before the Annual Meeting by: (1) notifying the Secretary of the Company in writing; (2) voting in person; or (3) returning a later-dated proxy card.

5.    Who will count the vote?

American Stock Transfer and Trust Company, the Company's transfer agent, will count the votes and act as the inspector of election.

6.    What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.    What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, American Stock Transfer and Trust Company, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

8.    Who is entitled to vote at the Annual Meeting?

Only holders of record of the Company's common stock as of the close of business on June 12, 2006, are entitled to notice of and to vote at the Annual Meeting.

9.    How many votes may be cast?

Each outstanding share as of the record date is entitled to one vote per share. As of June 12, 2006, the Record Date for the Annual Meeing, ______ shares of the Company's common stock were outstanding.

10.   What is a "quorum" at the Annual Meeting?

A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.   What vote is required to approve each proposal?

For the election of directors, once a quorum has been established, the nominees for director who receive the most votes will be elected directors of the Company. To ratify the appointment of the independent accountants, a majority of the shares represented at the Annual Meeting, either in person or by proxy, must be voted in favor of the proposal.

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.   What happens if I abstain?

Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the outstanding shares entitled to vote or a majority of the shares present, an abstention is equivalent to a "no" vote.

13.   How will voting on any other business be conducted?

Although the Company does not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, David Perez, and E. Jamie Schloss, to vote on such matters at their discretion.

14.   Who are the largest principal stockholders?

For information regarding holders of more than 5% of the Company's outstanding common stock, see "Security Ownership of Certain Beneficial Owners and Management."

15.   Who will bear the cost of this solicitation?

The Company will bear the entire cost of the solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of the Company without additional compensation.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Six directors are to be elected at the Annual Meeting, with each director to hold office until the 2007 Annual Meeting of Stockholders or until his successor is duly elected and qualified. All of the persons listed below are now serving as members of our Board of Directors and have consented to serve as directors, if elected.  The Board of Directors proposes for election the nominees listed below.

Name	Age	Position	Director Since
David Perez	42	Chief Executive Officer and Chairman of the Board	2004
E. Jamie Schloss	63	Chief Financial Officer and Director	2004
Chet Idziszek (1)	59	Director	2002
William P. Nicoletti (2)(3)	61	Director	2006
Daniel Schreiber (1)(3)	40	Director	2006
Barry Nussbaum (1)(2)(3)	50	Director	2006

(1)	Member of our Compensation Committee.
(2)	Member of our Audit Committee.
(3)	Member of our Nominating and Governance Committee.

Biographical Information

Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

David Perez, Chairman of the Board and Chief Executive Officer

Mr. Perez has served on our Board of Directors since November 2004, and has served as our Chief Executive Officer since January, 2006. Prior to becoming our Chief Executive Officer he served as our Chief Operating Officer. Mr. Perez has over 24 years of entrepreneurial and executive management experience. In 1986, Mr. Perez was the President and Co-Founder of Cellular Solutions Ltd., a wireless software development company. In 1990, Cellular Solutions Ltd. was sold to TeleSciences Inc., and Mr. Perez remained President of Cellular Solutions. From 1990 to 1992 Mr. Perez ran the TeleSciences wireless billing and operation support systems group. From 1992 to 1995, Mr. Perez provided consulting services for business development, customer acquisition and operational support systems for TeleSciences and other large telephone and cable TV operators. In 1994, Mr. Perez founded and became CEO of COM2001 Corporation, also known as Alexis Communications, Inc., a developer of unified communications software for Application Service Providers (ASPs) and small- to large-scale enterprises. Mr. Perez continued in various executive positions at COM2001/Alexis Communications until 2001. Since 2001, Mr. Perez has been providing business development and private equity consulting services to venture capital groups and investment banks. Since October 2003, Mr. Perez has also been providing consulting services to companies engaged in mining, oil and gas exploration. Mr. Perez is also the Founder and President of 2 Life 18 Foundation, Inc., a nonprofit public charity that assists the needy at times of natural disasters. Mr. Perez is also a member of the Board of Directors of our subsidiary, Signet Energy, Inc.

E. Jamie Schloss, Chief Financial Officer and Director

Mr. Schloss has served on our Board of Directors since October 2004 and as our Chief Financial Officer since December 2005. Prior to his appointment as our Chief Financial Officer, Mr. Schloss was engaged as a consultant to the Company. Mr. Schloss has a Juris Doctor degree and was a Certified Public Accountant in California and New Jersey from 1966—1990. Mr. Schloss was also an executive and officer of several entertainment industry firms including MCA, Inc., Warner Bros. Television Distribution, Western-World Television, and Hal Roach Studios. Mr. Schloss was an investor in oil & gas drilling ventures for 10 years from 1980 to 1990 and the Founder, President and CFO of Castle Rock Resources, Inc., an oil & gas exploration and drilling company. Castle Rock participated in the drilling of more than 25 wells in Texas, New Mexico, and Louisiana from 1990 to 1995 through joint venture partnerships. In June 1995, Castle Rock and partners sold seven wells in the Townsend (Sublime) Field in south Texas to Weeks Exploration Company for an aggregate of $16,000,000. Mr. Schloss was Controller and Treasurer of The Polly Bergen Company a public company from 1970 to 1972. Mr. Schloss was Controller of Hal Roach Studies, Inc., a public company from 1985 to 1986.

Chet Idziszek, Director

Mr. Idziszek has served on our Board of Directors since August 2002. He is the President and Chairman of Oromin Explorations, Inc., which holds the mineral rights to the Santa Rosa Dome Concession in Argentina. Mr. Idziszek is a geologist and business executive with extensive experience in the mining and precious metals businesses. During his distinguished career, Mr. Idziszek has also served as President of Prime Explorations Ltd., the exploration arm for the Prime Group of Companies, and as Vice President and Exploration Manager for New Jersey Zinc Exploration Co. (Canada) Ltd. In 1990, he received the "Mining Man of the Year" award in recognition of his vital role in the discovery and development of the Eskay Creek gold deposit in Canada, and in 1994 he received the prestigious "Prospector of the Year" award in recognition for the major role he played in the Eskay Creek project as well as for his leadership of Adrian Resources, Ltd. during the exploration and development of the Petaquilla copper-gold-silver-moly deposits in the Republic of Panama. Mr. Idziszek serves on the Board of Directors of IMA Exploration Inc., Lund Gold Ltd., Madison Minerals Inc. and Yukon Gold Corporation, Inc.

William P. Nicoletti, Director

Mr. Nicoletti joined our Board of Directors in January 2006. Mr. Nicoletti is Managing Director of Nicoletti & Company Inc., a firm providing investment banking and financial advisory services to corporate clients. Mr. Nicoletti has been involved in oil and gas and other energy related businesses for 35 years. He was formerly a managing director and head of Energy Investment Banking for E.F. Hutton & Company Inc. and PaineWebber Incorporated. Mr. Nicoletti is currently a director, Chairman of the Conflicts Committee and a member of the Audit Committee of MarkWest Energy G.P. LLC, the general partner of MarkWest Energy Partners, L.P., engaged in the gathering, processing and transportation of natural gas and the fractionation of natural gas liquids. He is a director and Chairman of the Audit Committee of Kestrel Heat LLC, the general partner Star Gas Partners, L.P., the nation’s largest retail distributor of home heating oil. He is also a director of SPI Petroleum LLC, the parent of Simons Petroleum, a major independent distributor of diesel fuel, gasoline and lubricants to the trucking and oil field markets.  Mr. Nicoletti has a Bachelor of Science degree from Seton Hall University and an MBA from Columbia University Graduate School of Business.

Barry Nussbaum, Director

Mr. Nussbaum joined our Board of Directors in March 2006. Mr. Nussbaum is the CEO of BNC Real Estate which he founded 29 years ago. While formerly owning and managing properties throughout Southern California and Arizona, the company currently owns and manages projects throughout Texas. Mr. Nussbaum is also the co-founder and former board member of several companies including Digital Orchid, a wireless technology company, which sells products in 22 countries. He is in his eighth year as a board member (the last four as president) of the California 22nd District Agricultural Association, also known as the Del Mar Fair Board. Appointed by the Governor of California, the Board manages the 100+acres of fairgrounds properties including the world famous Del Mar Race Track. Mr. Nussbaum has a Juris Doctorate from the University of San Diego School of Law and a Bachelor of Arts (Summa Cum Laude) from Claremont McKenna College.

Daniel Schreiber, Director

Mr. Schreiber joined our Board of Directors in March 2006. Mr. Schreiber is Chief Executive Officer of Granite Financial Group which he founded in 1997. In his current capacity, Mr. Schreiber sources and structures corporate finance transactions, and oversees the firm’s investment banking team which has placed over $500 million in debt and equity securities. Prior to establishing Granite Financial Group, Mr. Schreiber served as a Vice President for Torrey Pines Securities, Inc., where he specialized in corporate finance transactions, including secondary offerings. Before that, Mr. Schreiber was a Senior Vice President with Lehman Brothers where he was a member of the firm’s prestigious Directors Council. Mr. Schreiber has been a registered investment professional since 1987 and is a graduate of the University of Maryland with a degree in Finance.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2005, the Board of Directors held thirteen (13) meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors plus the total number of meetings of all committees of the board on which he served. The Company encourages, but does not require, its directors to attend the annual meeting of the Company's stockholders.

Audit Committee.  The current members of the Audit Committee are William P. Nicoletti and Barry Nussbaum. Each of the members of the Audit Committee is “independent” as defined in Rule 10A-3(b)(1), Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Nasdaq definitions. The Board of Directors has determined that William P. Nicoletti is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K of the Exchange Act.  The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing the Company’s independent registered public accounting firm, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company.  In 2005, we did not have a separate Audit Committee and therefore, our full Board of Directors functioned as the Audit Committee As disclosed above, the full board held thirteen (13) meetings during 2005. Our Board of Directors has adopted a written audit committee charger, which is attached hereto as Appendix A.

Compensation Committee. The current members of the Compensation Committee are Chet Idziszek, Barry Nussbaum and Daniel Schrieber. Each member of the Compensation Committee is “independent” as defined in Rule 4200(a)(15) of the Nasdaq listing standards.  The Compensation Committee’s functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Compensation Committee administers the Company’s stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances thereunder.  The Compensation Committee was created by the Board of Directors in 2006, and therefore there were no meetings of the Compensation Committee held during 2005. Our Board of Directors has adopted a written Compensation Committee Charter.

Nominating and Governance Committee. The current members of the Nominating and Governance Committee are William P. Nicoletti, Barry Nussbaum and Daniel Schreiber. Each member of the Nominating and Governance Committee is “independent” as defined in as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Nominating and Governance Committee’s functions include assisting the Board of Directors in identifying qualified individuals to become members of the Board of Directors, determining the composition and compensation of the Board of Directors and its committees, recommending to the Board of Directors the director nominees for the annual meeting of stockholders, establishing and monitoring a process of assessing the Board of Director’s effectiveness, and developing and recommending to the Board of Directors and implementing a set of corporate governance principals and procedures applicable to the Company.  The Nominating and Governance Committee was created by the Board of Directors in 2006, and therefore there were no meetings of the Nominating and  Governance Committee held during 2005.  Our Board of Directors has adopted a written Nominating and Governance Committee Charter.

Corporate Governance; Board Independence

The Company is committed to having sound corporate governance principles and maintaining its integrity in the marketplace. The Company’s Code of Business Conduct and Ethics, as well as the charters for each of the committees discussed above, are available on the Company’s website at http://www.SurgeGlobalEnergy.com. In addition, the Company will provide a paper copy of this information to stockholders upon written request.

After review of all of the relevant transactions or relationships between each director (and his family members) and us, our senior management and our independent registered public accounting firm, our Board of Directors has affirmatively determined that four of our six directors are independent directors within the meaning of the applicable rules. The independent members of our Board of Directors are Chet Idziszek, William P. Nicoletti, Daniel Schreiber and Barry Nussbaum.

Selection of Directors

Stockholder Nominations

The policy of the Nominating and Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating and Governance Committee will address the membership criteria set forth under “Director Qualifications.” Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for membership on the Board of Directors and should be addressed to:

Surge Global Energy, Inc.
12220 El Camino Real, Suite 410, San Diego, California 92130
Attn: Nominating and Governance Committee Chairman

Director Qualifications

Our Nominating and Governance Committee charter contain membership criteria that apply to nominees for a position on the Board of Directors. Under these criteria, members of the Board of Directors should possess certain core competencies, some of which may include broad experience in business, finance or administration, familiarity with national and international business matters, and familiarity with the oil and gas industry. In addition to having one or more of these core competencies, members of the Board of Directors are identified and considered on the basis of knowledge, experience, integrity, diversity, leadership, reputation, and ability to understand our business.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. However, there are no specific minimum qualifications that the Board of Directors requires to be met by a director nominee recommended for a position on the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of our Board of Directors to possess, other than as are necessary to meet any requirements under rules and regulations applicable to us. The Nominating and Governance Committee has the duty of regularly assessing the composition of the Board of Directors, including the size of the Board of Directors, diversity, age, skills and experience in the context of the needs of the Board of Directors. In addition, the Nominating and Governance Committee also has the duty of identifying individuals qualified to become members of the Board of Directors. Candidates may come to the attention of the Nominating and Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates will be evaluated by the Nominating and Governance Committee and may be considered at any point during the year. As described above, the Nominating and Governance Committee will consider properly submitted stockholder nominations for candidates for the Board of Directors. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Governance Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. Stockholder nominees that comply with our nomination procedures will receive the same consideration that the Nominating and Governance Committee nominees receive.

We have previously, and the Nominating and Governance Committee may in the future, review materials provided by professional search firms or other parties to identify, evaluate and recruit potential director nominees who are not proposed by a stockholder. In addition, a professional search firm may be used to make initial contact with potential candidates to assess, among other things, their availability, fit and major strengths.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to each of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website at www.SurgeGlobalEnergy.com. We will provide a copy of our Code of Business Conduct and Ethics to any person, without charge, upon receipt of a written request directed to our Secretary at our principal executive offices.

Communications with Directors

Stockholders may communicate with the Board of Directors or to one or more individual members of the Board of Directors by writing c/o Secretary, Surge Global Energy, Inc., 12220 El Camino Real, Suite 410, San Diego, California 92130. Communications received from stockholders are forwarded directly to the Board of Directors, or to any individual member or members, as appropriate, depending on the facts and circumstances outlined in the communication. The Board of Directors has authorized the Secretary, in his or her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board of Directors, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.

Compensation of Directors

Our directors were not compensated for their service during fiscal year 2005. We reimburse each of our directors for reasonable out-of-pocket expenses that they incur in connection with attending board or committee meetings. In 2006, we granted an option to purchase 400,000 shares of our common stock to each of our new non-employee directors, William P. Nicoletti, Barry Nussbaum and Daniel Schreiber.  The options were granted at $1.55 per share (which was 75% of the fair market value as of the date of grant), vest in equal monthly installments over a three year period, and expire ten years from the date of grant. Additionally, beginning in 2006 we will pay each of our non-employee directors $18,000 per year as compensation for their services to us. Directors who are also our employees will not be paid any additional compensation for their service on our Board of Directors.

Voting Information

A stockholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees.  Directors are elected by a plurality of votes. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the meeting, has no effect. In addition, although broker "non-votes'' will be counted for purposes of attaining a quorum, they will have no effect on the vote.  The persons designated in the enclosed proxy will vote your shares FOR each nominee named above unless instructions otherwise are indicated in the enclosed proxy. Should any nominee become unwilling or unable to serve if elected, the proxy agents named in the proxy will exercise their voting power in favor of such other person as our Board of Directors may recommend. Our Certificate of Incorporation does not provide for cumulative voting in the election of directors.

The Board of Directors recommends that the stockholders vote FOR the six nominees listed above. Proxies received will be voted FOR each of the nominees unless stockholders specify otherwise in the Proxy.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Russell Bedford Stefanou Mirchandani LLP, the Company's independent registered public accountants for the year ended December 31, 2005, was recommended by the Audit Committee, whose selection was approved by the Board of Directors, to act in such capacity for the fiscal year ending December 31, 2006, subject to ratification by the stockholders.

Russell Bedford Stefanou Mirchandani LLP has served as the principal independent accountants for the Company since 2002. There are no affiliations between the Company and Russell Bedford Stefanou Mirchandani LLP, its partners, associates or employees, other than as pertain to the engagement of Russell Bedford Stefanou Mirchandani LLP as independent registered public accountants for the Company.

If the stockholders of the Company do not ratify the selection of Russell Bedford Stefanou Mirchandani LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the Company's employment of Russell Bedford Stefanou Mirchandani LLP should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent accountants. A representative of Russell Bedford Stefanou Mirchandani LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered accounting firm of Russell Bedford Stefanou Mirchandani LLP. Ratification of the selection requires the affirmative vote by a majority of the shares of common stock represented at the annual meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes'' will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter. The persons designated in the enclosed proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy.  If the appointment is not ratified by the stockholders, the board of directors is not obligated to appoint another independent registered public accounting firm, but the Board of Directors will give consideration to such unfavorable vote.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006. Proxies received will be so voted unless stockholders specify otherwise in the proxy.

OTHER MATTERS

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. Any proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

The Board of Directors does not intend to bring any matters before the meeting other than as stated in this proxy statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of our Annual Report on Form 10-KSB for the year ended December 31, 2005 as filed with the SEC will be provided to stockholders without charge upon written request to Corporate Secretary, Surge Global Energy, Inc., 12220 El Camino Real, Suite 410, San Diego, California 92130.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Surge Global Energy, Inc.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 15, 2006 by: (1) each of the named executive officers; (2) each director; (3) all of our current directors and executive officers as a group; and (4) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

Percentage ownership is based on an aggregate of 27,477,097 shares of our common stock outstanding on April 15, 2006. The table is based upon information provided by officers, directors and principal stockholders. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all of the shares of our common stock beneficially owned by them. Unless otherwise indicated, the address for each person is c/o Surge Global Energy, Inc., 12220 El Camino Real, Suite 410, San Diego, California 92130.

Name of Beneficial Owner	Number of Shares	Percent of Class
5% or Greater Stockholders:
Steven Heard (1)	2,714,000	9.88%
Mark C. Fritz (2)	2,923,500	10.33%
Frederick C. Berndt (3)	3,216,174	11.70%

Directors and Executive Officers:
David Perez (4)	3,630,603	11.67%
E. Jamie Schloss (5)	2,788,889	9.94%
Chet Idziszek (6)	2,147,600	7.70%
William P. Nicoletti (7)	33,333	*
Barry Nussbaum (8)	122,222	*
Daniel Schreiber (9)	722,222	2.56%
All directors and officers as a group (10)	9,444,869	29.33%
    * Less than 1%
__________________

(1)	Mr. Heard’s address is: 9638 104th Avenue N., Largo, FL 33771. Includes 35,000 shares owned by Mr. Heard’s minor child, over which Mr. Heard possesses voting and investment control.
(2)	Mr. Fritz’s address is 1632 Ben Fulton Road, North Lawrence, OH 44666. Includes 837,500 shares underlying derivatives exercisable within 60 days of April 15, 2006.
(3)	Mr. Berndt’s address is 5459 East Blvd. NW., Canton, Ohio 44718.
(4)	Includes 3,630,603 shares underlying derivatives exercisable within 60 days of April 15, 2006.
(5)
Includes 588,889 shares underlying derivatives exercisable within 60 days of April 15, 2006, 188,889 of which are held by Mr. Schloss and 400,000 of which are held by Castle Rock Resources, an affiliated company of Mr. Schloss. Also includes 700,000 shares owned by Mr. Schloss which Mr. Schreiber has an option to purchase until September 30, 2006.

(6)	Includes 425,000 shares underlying derivatives exercisable within 60 days of April 15, 2006 and 1,000,000 shares owned by Irie Isle, Ltd., an affiliated company of Mr. Idziszek.
(7)	Includes 33,333 shares underlying derivatives exercisable within 60 days of April 15, 2006.
(8)	Includes 22,222 shares underlying derivatives exercisable within 60 days of April 15, 2006 and 100,000 shares held by Benjamin Financial Limited Partnership, an affiliated company of Mr. Nussbaum.
(9)
Includes 722,222 shares underlying derivatives exercisable within 60 days of April 15, 2006, 700,000 of which are pursuant to an option for shares owned by E. Jamie Schloss which extends until September 30, 2006.

(10)
Includes 6,259,769 shares underlying derivatives exercisable within 60 days of April 15, 2006 held by the officers, directors and their affiliates, 1,000,000 shares owned by Irie Isle, Ltd., an affiliated company of Mr. Idziszek and 100,000 shares held by Benjamin Financial Limited Partnership, an affiliated company of Mr. Nussbaum. 700,000 shares reported above as beneficially owned by both Mr. Schloss, who currently owns the shares, and Mr. Schreiber, who holds an option to acquire the shares from Mr. Schloss, are only reported once in this total.

Signet Energy, Inc.

The following table sets forth certain information regarding the beneficial ownership of the common stock of our subsidiary, Signet Energy, Inc., as of April 15, 2006 by each of the named executive officers, each director and all of our current directors and executive officers as a group.

Percentage ownership is based on an aggregate of 28,000,000 shares of Signet Energy, Inc. common stock outstanding on April 15, 2006. The table is based upon information provided by our officers and directors. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all of the shares of our common stock beneficially owned by them. Unless otherwise indicated, the address for each person is c/o Surge Global Energy, Inc., 12220 El Camino Real, Suite 410, San Diego, California 92130.

Name of Beneficial Owner	Number of Shares	Percent of Class
Directors and Executive Officers:
David Perez	850,000	3.04%
E. Jamie Schloss	--	--%
Chet Idziszek	--	--%
William P. Nicoletti	--	--%
Barry Nussbaum	--	--%
Daniel Schreiber	--	--%
All directors and officers as a group	850,000	3.04%

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by our Chief Executive Officer and our other four executive officers whose compensation exceeded $100,000 during the 2005 fiscal year. The individuals listed in the following tables are sometimes referred to as the “named executive officers.”

Summary Executive Compensation Table

	Annual Compensation				Long Term Compensation Awards
Name & Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options/SARs	All Other Compensation
David Perez (1)	2005	$250,000	--	$ 731,076	--	$202,417	--
Chief Executive Officer &	2004	$ 25,433	--	$ 1,000	--	$4,230,284	--
Board Chairman	2003	--	--	--	--	--	--

E. Jamie Schloss (2)	2005	$ 20,000	--	--	--	--	--
Chief Financial Officer &	2004	--	--	--	--	$556,000	$25,000
Director	2003	--	--	--	--	$ 89,600	--

Fred Kelly (3)	2005	$110,896	--	$1,408,194	--	--	--
Former Chief Executive	2004	$ 10,142	$25,000	--	--	$ 1,253,000	--
Officer & Director

William Miller (4)	2005	--	--	--	--	--	--
Former Chief Executive Officer	2004	$ 89,998	--	--	--	--	--

(1)
Mr. Perez was appointed as Chief Operating Officer in November 2004, and assumed the position of Chief Executive Officer on January 31, 2006. Of the amounts earned by Mr. Perez as salary compensation, $150,000 was paid in 2005 and $100,000 was accrued and paid to Mr. Perez in the first quarter of 2006. Other annual compensation includes the fair market value, on the date of issuance, of 850,000 shares of Signet Energy, Inc. granted to Mr. Perez in connection with the November 15, 2005 financing of Signet Energy, Inc. Stock option awards disclosed in the table include: (i) 4,000,000 employee stock options received in November, 2004, and (ii) stock options received in 2004 (26,406 options) and 2005 (387,530 options) pursuant to Mr. Perez's employment agreement, as additional options issuable in connection with certain dilutive issuances of the Company's common stock.

(2)
In July 2003, Mr. E. Jamie Schloss was engaged as Special Consultant to the Board of Directors and at that time, through a company he owns solely, he received 400,000 options to purchase shares of our common stock at $0.25 per share, subject to registration rights. Mr. Schloss was appointed and elected to the Board of Directors in October, 2004 and as Chief Financial Officer in November, 2004 and received an additional 400,000 options to purchase our common stock at $0.65 per share in 2004. The $25,000 disclosed as other compensation was paid to Castle Rock Resources, Inc. in connection with the assignment by Castle Rock Resources, Inc. to the Company of certain oil and gas leases.

(3)
Mr. Kelly was appointed as Chief Executive Officer and a Director in November 2004 and resigned on January 31, 2006. Salary and bonus amounts earned in 2004, were paid in 2005. The total amount of salary and bonus compensation paid to Mr. Kelly in 2005 (representing amounts earned in both 2004 and 2005), was paid in Canadian currency totaling CAN$171,654. The amounts shown in the table above are in United States dollars and are estimated solely for the purpose of this table, based on an exchange ratio of .85077 United States dollars for 1 Canadian dollar. Other annual compensation includes the fair market value, on the date of issuance, of 1,700,000 shares of Signet, Inc. (formerly Surge Global Energy (Canada), Ltd) granted to Mr. Kelly in connection with a financing transaction for Signet, Inc. Stock option awards disclosed in the table include 700,000 options to purchase our common stock issued in November, 2004. A total of 272,222 options vested prior to the date of Mr. Kelly’s termination, and such stock options were forfeited on April 30, 2006.

(4)
Mr. Miller resigned as an officer and director in December 2004. Mr. Miller’s salary for 2004 was one component of a $250,000 settlement agreement that we entered into with Mr. Miller in December, 2004 in connection with the disposition of our tobacco business.

Option Grants in Last Fiscal Year

The following table provides information on option grants in fiscal year 2005 to the named executive officers:

Individual Grants
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Average Exercise Price ($/Sh.)	Expiration Date
David Perez	387,530	100%	$1.00	12/30/2015
E. Jamie Schloss	n/a
Fred W. Kelly	n/a

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows options exercised during 2005 and unexercised options to purchase our common stock held at December 31, 2005 by our named executive officers.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-end (#) Exercisable/Unexercisable		Value of Unexercised In-The-Money Exercisable Options at FY-end ($) (1) Exercisable/Unexercisable
David Perez	0	$0	3,113,936	1,300,000	$2,548,024	$757,250
E. Jamie Schloss	0	$0	533,333	266,667	$470,666	$155,333
Fred W. Kelly (2)	0	$0	252,778	447,222	$147,243	$260,506
Total	0	$0	3,900,047	715,189	$3,165,933	$1,173,089

(1)
We have applied a 15% discount to the closing price of our common stock on the OTCBB on December 31, 2005 to reflect the actual fair market value of our common stock based on our low public float and the closely held nature of our company.

(2)	Fred Kelly resigned from his position as Chief Executive Officer and as a director on January 31, 2006, at which time 427,778 unvested options included above were cancelled.

No options to purchase Signet Energy, Inc. common stock were granted or exercised by the named executive officers during the 2005 fiscal year, and at December 31, 2005, none of the named executive officers held options to purchase Signet shares.

Equity Compensation Plan Information

The following table sets forth information about shares of our common stock that may be issued upon exercise of options under all of our equity compensation plans as of December 31, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders (1)	9,421,158	$0.83	--
Total	9,421,158	$0.83	--

(1) We do not have any equity compensation plans, but we have entered into individual compensation arrangements with certain of our executive officers providing options to purchase our common stock in exchange for services to us.

Employment Agreements and Change-in-Control Arrangements

We have employment agreements with our executives. In addition to salary and benefit provisions, the agreements include defined commitments in the event that the executives terminate the employment with or without cause.

David Perez, Chief Executive Officer. On November 30, 2004, we entered into a five year employment agreement with David Perez, our Chief Operating Officer. The term extends to ten years if net income before income taxes, as adjusted, exceeds $1,500,000 during any of the first three fiscal years ending on or after January 1, 2005. Base compensation will be $250,000 per year, with increases subject to the board or the compensation committee’s discretion. The performance bonus is equal to 5% of net income before income taxes, as adjusted, in excess of $500,000 for each fiscal year. Mr. Perez also receives an automobile allowance, term life insurance on his behalf, reimbursement of incurred legal expenses and other benefits. His stock options include 3,000,000 shares of common stock at an exercise price of $.65 per share. The option has a life of ten years. 1,000,000 of these shares vested immediately with the balance vesting monthly over two years. Other stock options include 600,000 shares of common stock at an exercise price of $0.65 per share with a ten year life and vesting monthly over three years. In connection with his appointment to our board on November 4, 2004, Mr. Perez was granted a five-year option to purchase 400,000 shares of common stock at an exercise price of $0.65 per share with 275,000 shares vesting immediately and the remaining 125,000 shares vesting on November 4, 2005. For any additional equity we issue, Mr. Perez is entitled to receive additional options for a number of shares equal to 14.3% of, subject to exceptions for stock dividends, stock splits, shares issued to employees, directors and consultants pursuant to board-approved compensation plans, shares issued in a public offering, shares issued for business combinations and up to 200,000 shares issued to certain vendors. The additional options exercise price is equal to the price the issued securities sold or deemed sold, immediately vest and have a ten year life. All options are subject to Mr. Perez’s continuing service.

E. Jamie Schloss, Chief Financial Officer. Effective as of October 1, 2005, we have verbally agreed to pay E. Jamie Schloss compensation in the amount of $20,000 per quarter, payable quarterly in arrears, for his service as our Chief Financial Officer.

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors:

We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2005.

We have discussed with Russell Bedford Stefanou Mirchandani LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from Russell Bedford Stefanou Mirchandani LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with Russell Bedford Stefanou Mirchandani LLP their independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which the Company filed with the SEC on April 17, 2006.

We have also considered whether the provision of services by Russell Bedford Stefanou Mirchandani LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of Russell Bedford Stefanou Mirchandani LLP.

Audit Committee

William P. Nicoletti
Barry Nussbaum

Independent Registered Public Accountants

We incurred the following fees to Russell Bedford Stefanou Mirchandani LLP during the last two fiscal years:

Audit Fees

The aggregate fees Russell Bedford Stefanou Mirchandani LLP billed us in each of the last two fiscal years for professional services it rendered to us for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q, as well as for services that are normally provided by Russell Bedford Stefanou Mirchandani LLP in connection with statutory and regulatory filings or engagements for those years, was $70,243 in 2005 and $62,500 in 2004.

Audit-Related Fees

Russell Bedford Stefanou Mirchandani LLP did not provide us, or bill us for any audit related services in connection with its audit in either of the last two fiscal years.

Tax Fees

The aggregate fees Russell Bedford Stefanou Mirchandani LLP billed us in fiscal year 2005 for professional services rendered for tax compliance, tax advice or tax planning was $7,235. Russell Bedford Stefanou Mirchandani LLP did not provide us, or bill us for, any professional services rendered for tax compliance, tax advice or tax planning in 2004.

All Other Fees

Russell Bedford Stefanou Mirchandani LLP did not provide us, or bill us for, any products or services in the last two fiscal years, other than the services performed in connection with the fees reported under the captions “Audit Fees,” and “Tax Fees” above.

Audit Committee Pre-Approval Policy

The Audit Committee of our Board of Directors has adopted a policy requiring that all services provided to us by our independent registered public accounting firm be pre-approved by the Audit Committee. The policy pre-approves specific types of services that the independent registered public accounting firm may provide us if the types of services do not exceed specified cost limits. Any type of service that is not clearly described in the policy, as well as any type of described service that would exceed the pre-approved cost limit set forth in the policy, must be explicitly approved by our Audit Committee prior to any engagement with respect to that type of service. Our Audit Committee reviews the pre-approval policy and establishes fee limits annually, and may revise the list of pre-approved services from time to time.

Certain Relationships and Related Transactions

Other than as listed below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

In November 2005, we paid $171,000 to Granite Financial Group pursuant to the terms of a finder's agreement which has subsequently been terminated. Daniel Schreiber, one of our directors, is the President and sole owner of Granite Financial Group.

In June 2004, we entered into an “Assignment of Oil and Gas Leases” (“Assignment”) with Castle Rock Resources, Inc. (“Assignor”), an entity controlled by E. Jamie Schloss, one of our directors and our Chief Financial Officer. Pursuant to the Assignment, the Assignor sold, conveyed and delivered to us all right, title, and interest in a 50% working interest ownership, and 37.5% net revenue interest in the oil and gas leases, in exchange for cash consideration paid by us in the amount of $25,000. The rights that we had pursuant to these leases expired in the third quarter of 2005.

In July 2003, Castle Rock Resources was issued an option to purchase 400,000 shares of our common stock at an exercise price of $0.25 per share, subject to registration rights, in connection with services performed pursuant to a consulting arrangement with us. The option was immediately exercisable and has a three year term from the date of issuance.

We entered into a letter agreement dated February 5, 2003, as amended by letter agreements dated March 31, 2003 and April 30, 2003 (collectively the “Agreement”) with Cynthia Holdings Limited (“Cynthia”), an entity controlled by Chet Idziszek, one of our directors, whereby Cynthia agreed to sell us an effective 50% interest in certain oil and gas rights in the Cuyana Basin of central Argentina which is owned by Cynthia’s wholly-owned Argentine subsidiary, Exploraciones Oromin, S.A. Pursuant to the Agreement, we paid to Cynthia and Irie Isle Limited a total of $600,000 in cash and 1,000,000 shares of our common stock in connection with fulfilling the terms of the Agreement and reduced Cynthia’s interest in the Santa Rosa property to 17.52%.

Our previously disclosed expression of intent to enter an agreement with Dynamo Energy Corporation (“Dynamo”) to obtain a right of first refusal on Dynamo’s prospects was never formalized by a signed agreement. On September 16, 2005 our Board of Directors determined that the proposed agreement with Dynamo had not been authorized by the Board of Directors and made an offer of settlement to Mr. Vandergrift, which was not accepted. Mr. Vandergrift has since resigned as a member of our Board of Directors.

Pursuant to the Asset Purchase Agreement in December 2004, our former Chief Executive Officer, William Miller legally released us from obligations of the notes payable in an aggregate amount of $200,000 related to the discontinued tobacco business. We have no outstanding notes payable due to our former Chief Executive Officer at December 31, 2004.

During the year ended December 31, 2004, we issued 37,600 shares of our common stock to Chet Idziszek, one of our directors, in exchange for $50,000 of note payable and accrued interest of $6,400. The note had an original principal amount of $50,000, accrued interest at 6% per annum. We have paid in full the notes payable due to our Director at December 31, 2004.

David Perez, our Chief Executive Officer and the Chairman of our Board of Directors owns 850,000 shares of our subsidiary, Signet Energy, Inc.

Our charter documents require us to indemnify our officers and directors in certain instances where we sustain losses or liabilities which arise from their actions in such capacities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Those officers, directors and ten percent stockholders are also required by the SEC’s rules to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us by reporting persons, and any written representations made to us by such persons that no other reports were required during the fiscal year ended December 31, 2005,  all Section 16(a) filing requirements were complied with except that Mark Fritz and Fred C. Berndt each failed to file on a timely basis one (1) report required by Section 16(a).

Stockholder Proposals For Next Annual Meeting

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Proposals of stockholders intended to be presented at our next annual meeting of stockholders must be received by us (Attention: Secretary, at our principal offices), no later than February 16, 2007, for inclusion in our proxy statement and form of proxy for that meeting. In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our proxy statement) to be considered ''timely'' within the meaning of Rule 14a-4 under the Securities Exchange Act of 1934, as amended, notice of any such stockholder proposals must be given to us in writing not less than 45 days nor more than 75 days prior to the date on which we first mailed our proxy materials for the 2006 meeting, which is set forth on page 2 of this proxy statement (or the date on which we mail our proxy materials for the 2007 annual meeting if the date of that meeting is changed more than 30 days from the prior year). A stockholder's notice to us must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and recent address of the stockholder proposing such business, (c) the class and number of shares of our stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. With respect to proposals by stockholders for director nominations, our bylaws require written notice to be received by us not less than 30 days nor more than 60 days before the meeting, unless less than 40 days' notice or public disclosure of the meeting is given, in which case the stockholder's notice must be received within 10 days after such notice or disclosure is given. The notice must contain specified information about the proposed nominee and the stockholder making the nomination

DETACH PROXY HERE AND RETURN

The Board of Directors recommends a vote FOR the nominees listed below and a vote FOR each of the listed proposals.

(1) To elect six directors to serve until the 2007 Annual Meeting of Stockholders or until each of their successors are duly elected and qualified.
Nominees: David Perez, E. Jamie Schloss, Chet Idziszek, William P. Nicoletti, Daniel Schreiber, Barry Nussbaum
[  ] FOR all nominees listed above (except as marked to the contrary below.)
[  ]WITHHOLD AUTHORITY to vote for all nominees listed below.
(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

(2) To ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as independent accountants for the Company for the fiscal year ending December 31, 2006.
[  ] FOR    [  ] AGAINST   [  ] ABSTAIN

(3) To transact such other business as may properly come before the Annual Meeting or at any postponements or adjournments thereof. As to such matters, the undersigned hereby authorizes the proxyholders to vote the proxies in their discretion.

_______________________________
           (Dated)

_______________________________
(Please Print Name)

________________________________
   (Signature of Holder of Common Stock)

________________________________
   (Additional Signature if Held Jointly)

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees, and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if marked in the United States.

SURGE GLOBAL ENERGY, INC. PROXY
Annual Meeting of Stockholders July 27, 2006

This Proxy is Solicited on Behalf of the Board of Directors
of Surge Global Energy, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints David Perez, and E. Jamie Schloss and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of common stock of Surge Global Energy, Inc. held of record by the undersigned on June 12, 2006, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Surge Global Energy, Inc. to be held July 27, 2006, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE
DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE DIRECTOR NOMINEES AND
FOR EACH OF THE OTHER PROPOSALS.

(See reverse side)

APPENDIX A

AUDIT COMMITTEE CHARTER

OF

SURGE GLOBAL ENERGY, INC.

Purposes, Authority & Funding

The audit committee (the “Committee”) of the Board of Directors (the “Board”) of Surge Global Energy, Inc., a Delaware corporation (the “Company”), is appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In so doing, the Committee shall endeavor to maintain free and open communication between the Company’s directors, independent auditor and financial management.

The Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership

The members of the Committee (the “Members”) shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board. The following membership requirements shall also apply, subject to the exemptions provided by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Act”) or exemptions applicable pursuant to other applicable laws or regulations:

(i) each Member must be “independent” as defined in NASD Marketplace Rule 4200(a)(15);

(ii) each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

(iii) each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

(iv) each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

(v) at least one (1) Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such Member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member’s reasonable control, the affected Member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance.

Duties & Responsibilities

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

Financial Statement & Disclosure Matters

1.
Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC and the National Association of Securities Dealers applicable to Nasdaq-listed issuers;

2.	Oversee the Company’s accounting and financial reporting processes;

3.	Oversee audits of the Company’s financial statements;

4.
Review with the Company’s independent auditor, management and internal auditors any information regarding “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

5.
Review and discuss reports from the Company’s independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

6.	Review all certifications provided by the Company’s principal executive officer and principal financial officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act;

7.
Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent auditor the Company’s financial statements (including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing with the SEC of any report containing such financial statements;

8.	If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

Matters Regarding Oversight of the Company’s Independent Auditor

9.
Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

10.
Receive and review a formal written statement and letter from the Company’s independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

11.	Actively engage in a dialogue with the Company’s independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor;

12.	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent auditor;

13.	Establish clear policies regarding the hiring of employees and former employees of the Company’s independent auditor;

14.
Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent auditor, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent auditor must be disclosed in the Company’s applicable periodic reports;

15.
Ensure that the Company’s independent auditor: (a) has received an external quality control review by an independent public accountant (“peer review”) that determines whether the independent auditor’s system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed; or (b) is enrolled in a peer review program and within 18 months receives a peer review that meets acceptable guidelines in accordance with Nasdaq requirements;

16.	Meet with the Company’s independent auditor prior to its audit to review the planning and staffing of the audit;

17.	Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit;

18.
Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) years;

Matters Regarding Oversight of the Company’s Internal Audit Function

19.
Review the Company’s annual audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices, and evaluate the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon;

20.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent auditor, internal auditors or management;

21.	Review the appointment of, and any replacement of, the Company’s senior internal auditing executive, if any;

22.	Review the significant reports to management prepared by the Company’s internal auditing department and management’s responses, if any;

Matters Regarding Oversight of Compliance Responsibilities

23.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations;

24.
Obtain reports from the Company’s management and independent auditor that the Company’s subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

25.
Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

26.
Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

27.
Review and address any concerns regarding potentially illegal actions raised by the Company’s independent auditor pursuant to Section 10A(b) of the Act, and cause the Company to inform the SEC of any report issued by the Company’s independent auditor to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

28.	Obtain from the Company’s independent auditor assurance that it has complied with Section 10A of the Act;

Additional Duties & Responsibilities

29.	Review and reassess the adequacy of this Charter annually;

30.
Review with the Company’s outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies;

31.	Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments; and

32.	Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Rather, those duties are the responsibility of management and the independent auditor.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent auditor.

Structure & Meetings

The Committee shall conduct its business and meetings in accordance with this Charter, the Company’s bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company’s bylaws. A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company’s independent auditors, at such times as the Committee deems appropriate, to review the independent auditor’s examination and management report.

Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees when appropriate.

Minutes

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.